DRILLING RIG SALE AND PURCHASE AGREEMENT


                               BETWEEN:

                          TD INTERNATIONAL SA
                                ("TDI")

                        MASON OIL COMPANY, INC.
                               (`Mason")

                      HEMLEY EXPLORATION PTY LTD
                     (ACN 073 039 059) ("Hemley")

                          DESCO INCORPORATED
                               ("DESCO")

                                  AND

                        DAVID A MUNNS ("Munns")

THIS AGREEMENT is made the _________ day of _________, 1998.
BETWEEN:

TD INTERNATIONAL SA a company registered in Panama, with its principal place of business at 32 Tuas Avenue 4, Singapore 639381 ("TDI")

MASON OIL COMPANY, INC. a Utah corporation with its principal place of business at PO Box 1566 Sarasota, Florida ("Mason" and sometimes collectively with Hemley "the Sellers") HEMLEY EXPLORATION PTY LTD (ACN 073 039 059) a company registered in Australia and a wholly owned subsidiary of Mason with its principal place of business at Suite 3, CCH House, 174 Greenhill Road, Parkside 5063 South Australia ("Hemley") DESCO INCORPORATED a Philippines corporation having its registered office at KM, 21 Villonco Road, West Service Road, Muninlupa City, Philippines ("DESCO") AND DAVID A MUNNS C/- 32 Tuas Avenue 4, Singapore 639381 ("Munns")

RECITALS

A. Pursuant to a Rig Sale, Purchase and Utilisation Agreement dated 13 November 1997, between the Sellers and TDI ("the Purchase Agreement"), Hemley owns an undivided 50% interest in and to a Franks Cabor 1000hp drilling rig and all equipment associated therewith as described in Part 1 of Exhibit A to the Purchase Agreement ("the Rig").

B. Pursuant to the operation of a drilling agreement between Monument Resources (Overseas) Limited having its registered office at Cedar house, 41 Cedar House,Hamilton HM 12 Bermuda "(Monument") and DESCO ("the Monument Drilling Agreement"), DESCO and in respect of the drilling of a well in Laos within licence known as BLOCK MROL/SDC, DESCO has acquired a rig camp and the camp's inventory ("the Camp") as described in Schedule VI to the Monument Drilling Agreement.

C. Pursuant to a Master Drilling Contract between TDI and Hemley dated 22 April 1998, ("the TDI Drilling Contract"), TDI has agreed to drill and complete one exploration well on Exploration Permit 18 in the Northern of Australia ("EP 18") as described in the Drilling Order attached to the TDI Drilling Contract, using the Rig.

D.   Munns is a shareholder and director of TDI and DESCO.

E. Hemley wishes to sell and TDI has agreed to buy, Hemley's 50% undivided interest in the Rig, subject to the terms and conditions set out in this Agreement.

NOW, THEREFORE the parties hereto agree as follows:

1.   Purchase and Sale

     Subject to the terms and conditions of this Agreement, effective as of the Closing Date, Hemley sells to TDI and TDI buys from Hemley, Hemley's undivided 50% interest in the Rig, free from any encumbrance, security or third party interest.

2.   Purchase Price

     In consideration for the purchase of Hemley's interest in the Rig as referred to in clause 1 TDI will:

     2.1 pay to Hemley (or its nominee) by bank cheque or wire transfer, immediately available funds of US$300,000 payable as follows:

          2.1.1     US$50,000 on the Closing Date; and
          2.1.2 US$50,000 for each of the next remaining 5 quarters payable by 1 January 1999, 30 March 1999, 30 June 1999,
                    30 September 1999, and 1 January 2000, respectively.

     2.2 transfer to such agent as nominated by Mason, all shares of Mason's common stock held by TDI, being 806,667 shares in such common stock ("the Shares") together with all options in Mason's common stock held by TDI being options to purchase an additional 500,000 shares in common stock of Mason; and

          DESCO will on the Completion Date:-

     2.3 TRANSFER TO HEMLEY FREE FROM ANY ENCUMBRANCE, SECURITY OR THIRD PARTY INTEREST, ALL ITS RIGHT, TITLE AND INTEREST IN THE CAMP, THE VALUE OF WHICH FOR THE PURPOSES OF THIS AGREEMENT IS AGREED TO BE US$121,626.00

3.   Interest

     3.1 TDI shall pay interest on the unpaid balance of the purchase price and on overdue monies to Hemley

     3.2  Interest shall be paid by TDI in  arrears:

          3.2.1 at the time that installments of the balance of the purchase price are paid to Hemley until the installment becomes due and owing; and
          3.2.2     upon demand on overdue  monies.


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     3.3  The interest rate:

          3.3.1 on the unpaid balance of the purchase price until it becomes due and owing will be the higher rate but if:

                    3.3.1.1 an interest payment calculated at the lower rate is receive by Hemley on or before the relevant interest payment date; and

                    3.3.1.2 on that interest payment date there is no unwaived and continuing event of default, Mason shall accept that payment for the period to which it relates instead of an interest payment calculated at the higher rate; and

          3.3.2     on overdue monies will be the higher rate.

     3.1  For the purposes of this  clause:

          3.4.1     "Higher  rate" means 10% per annum;
          3.4.2 "Lower rate" means 8% per annum; 3.4.3 "Interest payment date" means the date that the installments referred to in clause 2.1 are due and payable.

4.   Time and Place of Closing

     Closing is to occur within 7 days of the execution of this Agreement by the parties, at such place or in such manner as the parties may agree (the "Closing Date").

5.   Obligations  of  TDI/DESCO at Closing

     5.1  At the  Closing:-

          5.1.1 TDI must deliver to Hemley all certificates held by it in respect of the Shares together with such duly executed transfer forms or other documents in respect of the Shares as Hemley or Mason may so request;
          5.1.2     TDI must pay to Hemley  (or its nominee)  the  amount of  US
                    $100,000 in the manner as set out in clause 2.1;
          5.1.3     DESCO shall  deliver to Hemley a Bill of Sale in the form of
                    Annexure "A" hereto, duly executed by DESCO and such other certificates of title and other instruments as shall be necessary to vest right, title and interest in the Camp to Hemley.

6.   Re-Location of Camp

     TDI and/or DESCO within sixty (60) days after execution of this Agreement shall move the Camp at its cost to the port of Laem Chabang, Thailand and Hemley will take possession of the Camp at that point. Notwithstanding the handover at the Closing to Hemley of a Bill of Sale in respect of the Camp all risk in relation to the Camp shall remain with TDI and DESCO, prior to handover of possession to Hemley in Thailand.

7.   TDI Drilling Contract

     7.1 Mason and Hemley acknowledge that TDI has requested that TDI be released of its obligations under the TDI Drilling Contract to drill a well on EP18 in accordance with the terms and conditions of that Contract and TDI acknowledges that Hemley has given certain undertakings to Mataranka Oil N.L. and the Northern Territory Department of Mines & Energy to drill a well on EP18 utilizing the Rig pursuant to the TDI Drilling Contract.

     7.2 Subject to clause 7.3, Mason and Hemley hereby release TDI from any and all of its obligations under the TDI Drilling Contract and from the date of execution hereof by the parties hereto, the TDI Drilling Contract shall be deemed to have been terminated.

8.   Security and Warranty

     8.1 To ensure the fulfillment by TDI of its obligations under this Agreement, TDI undertakes to execute in favor of Hemley a charge over the Rig in the form set out in Annexure "B".

     8.2 TDI and Munns jointly and severally warrant that as at the date hereof and as at the Closing Date, TDI does and TDI will own its interest in the Rig unencumbered and free from any prior mortgage, charge or other security interest so that the charge shall be a first ranking charge securing the indebtedness and performance of TDI under the terms of this Agreement.

9.   Undertaking by David A. Munns

     Munnshereby  guarantees  the  performance  by each of TDI and  DESCO of its
     obligations  under  this   Agreementincluding   without   limitation,   the
     performance of obligations arising under clause 7.3 above.

10.  Applicable Law

     This Agreement shall be governed by and construed in accordance with the laws of South Australia.

11.  Notices

     All notices or other communications required or which may be give hereunder shall be addressed to the party concerned at the relevant address give for the party in this Agreement.

12.  Entire Agreement

     This instrument contains the entire Agreement between the parties and supersedes all other prior negotiations, undertakings, notes, memoranda and agreements, whether written or oral, concerning the subject matter hereof.

IN WITNESS WHEREOF, of the parties hereto have duly executed this Agreement by their authorized representatives, respectively, as of the day and year first above written.


TD INTERNATIONAL SA                 HEMLEY EXPLORATION PTY LTD

By: /s/ D.A. Munns                  By: /s/ J.L. Naylor

Name: D.A. Munns                    Name:  J.L. Naylor

Title: Director                     Title:  Managing Director

Date: 23/10/98                      Date: 10 October 1998

DESCO INCORPORATED                  MASON OIL COMPANY, INC.

By:  /s/ D.A. Munns                 By: /s/ J. L. Naylor

Name: D.A. Munns                    Name: J.L. Naylor

Title:  Director                    Title:  Managing Director

Date: 23/10/98 Date:                14 October 1998

DAVID A MUNNS

/s/ D.A. Munns

Date:  23/10/98

                              ANNEXURE A

                         Form of Bill of Sale

                             BILL OF SALE

THIS BILL OF SALE made as of the __________ day of ___________ 1998 is between DESCO INCORPORATED a Philippines corporation having its registered office at KM, 21 Villanco Road, West Service Road, Muninlupa City, Philippines ("Seller") and HEMLEY EXPLORATION PTY LTD an Australian Company with offices at Suite 3, BCH House, 174 Greenhill Road, Parkside 5063, South Australia ("Buyer").


FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Seller does hereby, bargain, sell, assign, transfer and set over unto Buyer the Seller's right, title and interest in the rig camp and the camp's inventory as described in Schedule VI to the drilling agreement between the Seller and Monument Resources (Overseas) Limited and utilized by the Seller in relation to the drilling of a well in Laos within license known as BLOCK MROL/SDC ("the Camp").

TO HAVE AND TO HOLD the same unto Buyer, its successors and assigns forever. Seller warrants title to the Camp and further warrants that the Camp is free and clear of liens, charges, mortgages, interest, rights, claims and encumbrances and Seller agrees to defend Buyer and its successors and assigns against all persons or entities claiming or to claim any interest in the Camp.

Seller also assigns and transfers unto Buyer the Seller's rights and privileges and with respect to any and all warranties relating to the Camp, to the extent the same are assignable and transferable.

This Bill of Sale is made and given pursuant to the Agreement by and Among Seller, TD International SA, Buyer, Mason Oil Company and David A. Munns dated of 23 October 1998 and the terms and conditions thereof, including representations and warranties with respect to the Camp are incorporated herein by this reference.

IN WITNESS WHEREOF Seller and Buyer have executed this Bill of Sale effective as of 23 October 1998.

SELLER:                        BUYER:

DESCO INCORPORATED             HEMLEY EXPLORATION PTY LTD

By:/s/ D.A. Munns              By: /s/ J.L. Naylor
Name: David A. Munns           Name: J.L. Naylor
Title: Director                Title: Managing Director

ANNEXURE B

                           Form of Mortgage

                             ANNEXURE "B"


THIS DEED OF CHARGE is made on ________________ 1998
BY
TD INTERNATIONAL S.A. a company registered in Panama with offices in Singapore ("Mortgagor")
IN FAVOR OF:
HEMLEY EXPLORATION PTY LTD (ACN 073 039 059) a company registered in Australia being a wholly owned subsidiary of Mason Oil Company, a U.S. company registered in the State of Utah, USA ("Creditor").

OPERATIVE PART

1.    INTERPRETATION

     1.1  Definitions

          In this document,  unless the context otherwise  requires:
          "Attorney" means any attorney appointed under Clause 14 and any person who derives a right by delegation directly or indirectly from an attorney. "Authorized representative" means in relation to any party:

          (a) if that party is a corporation, a director or secretary of that party'
          (b)  that  party's  lawyer;  and
          (c) a person appointed by that party to act as an authorized representative for the purpose of this document and whose appointment is notified in writing by the appointor to the other party;

          "Bankruptcy" means:

          (a) in relation to any corporation the appointment of an administrator, provisional liquidator or liquidator in respect of it because it is or may be insolvent; and
          (b) in relation to an individual, that person becoming an insolvent under administration as defined in Section 9 of the Corporation Law of Australia or any similar or equivalent legislation in any relevant jurisdiction.

           "Business day" means a day which is not a Saturday, Sunday or a public or bank holiday in Australia;

           "Credit support" means:

           (a) any guarantee by which any person guarantees the payment of the secured money;
           (b) any security which secures:

               (i)  payment of the secured  money;  or
               (ii) the  payment  of  moneys  or  damages  owing  (actually  or contingently) from time to time by any guarantor in relation to a guarantee of the payment of the secured money.

           "Credit support provider" means a person:

          (a)  who has given a credit support; or

          (b) who holds any property which is subject to a security which is a credit support.

           "Default Notice" means a notice under Clause 7(2).

           "Encumbrance" in relation to any property means:

          (a)  any  interest  in or right over the  property;  and

          (b)  anything which prevents, restricts or delays;

               (i)  the exercise of any right over the property;

               (ii) the use of the property; or

               (iii)the  registration  of any  interest  in or dealing  with the property

          "Event of default" means any event described in Clause 6.

          "Financial indebtedness" of a person means any indebtedness or liability (actual or contingent) relating to any guarantee given by it or relating to any financial accommodation granted to it, including, without limitation, any indebtedness or liability for payments in respect of:

          (a)  moneys borrowed or raised by that person;

          (b) the sale or negotiation of any bill of exchange or promissory note;

          (c) any finance lease or hire purchase agreement under which that person is the lessee;

          (d) the deferred purchase price of any property or services other than indebtedness for the purchase price of trading stock incurred by that person in the ordinary course of its ordinary trading business;

          (e)  any redeemable preference share issued by that person.

          "Government body" means

          (a) any person, agency or other thing exercising an executive, legislative, judicial or other governmental function of any country or political sub-division of any country;

          (b) any public authority constituted by or under a law of any country or political sub-division of any country; and

          (c) any person deriving a right by delegation directly or indirectly from any other government body.

          "Material adverse effect" means a material adverse effect upon either:

          (a) the ability of the mortgagor to perform its obligations under this document; or

          (b) the effectiveness, priority or enforceability of this or any other credit support. "Parts" means any parts, appliances, instruments, accessories, furnishing and other equipment or components including motors and engines which are from time to time part of or used on the Rig.

          "Potential event of default" means anything which the giving of notice lapse of time or determination of materiality will constitute an event of default.

          "Receiver" means a receiver or receiver and manager appointed under this document and any person who derives a right by delegation directly or indirectly from any receiver.

          "Remedy proceeds" means money received from the exercise of any right against the secured property.

          "Representative" of a person means an officer, employee, contractor or agent of that person.

          "Rig Agreements" means relating to the acquisition, servicing, maintenance or repair of the secured property and includes, without limitation, any warranty, condition or other obligations as to the condition, quality or fitness for any purpose of the rig or the spare parts.

          "Rig" means Franks Cabot 1000hp drilling rig (Serial No. 31449) and all equipment associated with it.

          "Secured Money" means all money and damages which now or in the future are owed (actually or contingently) by the mortgagor to the creditor for any reason and, without limitation, includes money and damages payable:

          (a) by the mortgagor alone or jointly or severally with any other person;

          (b)  if there is more than one mortgagor, by all or any of them;

          (c)  by the mortgagor in its own right or in any capacity;

          (d)  to the creditor in its own right or in any capacity;

          (e) to the creditor pursuant to any assignment by any person to the creditor of a debt payable by the mortgagor or other transaction, including, without limitation, any assignment or other transaction to which the mortgagor is not a party and irrespective of whether before that assignment or other transaction the payment of those monies was secured or unsecured, interest was payable by the mortgagor on that debt or any other thing;

          (f) by the mortgagor as liquidated or unliquidated damages cause or contributed to by any breach by the mortgagor or any obligation owed by the mortgagor to the creditor, any tort by the mortgagor or any other act or omission of the creditor; and

          (g)  by the mortgagor under this document.

          "Secured Property" means:

          (a)  the rig;

          (b)  the spare parts;

          (c)  the technical records; and

          (d)  the   mortgagor's   rights  under  the  rig  agreements  and  the
               mortgagor's copy or counterpart of the rig agreements.

          "Security" means any instrument or transaction which reserves or creates a security interest or under which a person agrees to create a security interest.

          "Security Interest" means an interest in or right over property which secures the payment of a debt or other monetary obligation or the performance of any other obligation.

          "Spare Parts" means any spare engine, motor, parts, appliances, instruments, accessories, furnishings and other equipment or components which are from time to time kept by the mortgagor for possible use on the rig.

          "Taxes" means taxes, rates, levies, imposts and duties (other than those on the net overall income of the creditor) and any interest, penalties, fines and expenses relating to any of them.

          "Technical Records" means in relation to the rig, all technical data, manuals, logs, warranties of manufacturers and suppliers of the rig and all service contracts relating to the rig and all Rig agreements.

1.2  General In this  document,  unless the context  otherwise  requires:

     (a) a reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any statutory instrument issued under, that legislation or legislative provision;

     (b) a word denoting the singular number includes the plural number and vice versa;

     (c) a word denoting an individual or person includes a corporation, firm, authority, government body and vice versa;

     (d)  a word denoting a gender includes all genders;

     (e)  a reference to a clause of this document;

     (f) a reference to any agreement or document is to that agreement or document (and, where applicable, any of its provisions) as varied, novated, supplemented or replaced from time to time; and

     (g)  a  reference   to  any  party   includes   that   party's   executors,
          administrators, substitutes, successors and permitted assigns.

1.3  Headings and Parts of Speech In this document:

     (a) headings are for convenience of reference only and do not affect interpretation; and

     (b) where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning.

2.    SECURITY AND RELEASE

2.1  Security

     The mortgagor charges the secured property to the creditor to secure the payment of the secured money.

2.2  Release

     The creditor shall at the request of the mortgagor discharge any charge created by this document if the mortgagor's obligation to pay the secured money is satisfied and in the creditor's opinion no payment towards the satisfaction of the mortgagor's obligation to pay the unsecured money is likely to be void or voidable under law relating to bankruptcy.

2.3  Consideration - Continuing Security

     2.3.1The   mortgagor   has  entered   into  this   document   for  valuable
          consideration from the creditor and receipt of the consideration is acknowledged.

     2.3.2This document is a continuing security for the whole of the secured money.

3.   PAYMENT AND INTEREST

     3.1  Place manner and time of payment

           The mortgagor, subject to Clause 7.2, shall pay the secured moneys to the creditor in accordance with any agreement which obliges the mortgagor to pay them and in the absence of agreement:

          3.1.1upon demand at the time and place and in the manner reasonably required by the creditor, and

          3.1.2in immediately available funds and without set-off, counter claims, conditions, or, unless required by law, deductions or withholdings.

     3.2  Interest

           3.2.1The mortgagor shall pay interest on that part of the secured money which is from time to time owing by the mortgagor to the creditor.

           3.2.2

               (a)Interest  shall  be  paid in  accordance  with  any  agreement requiring interest to be paid on the secured money.

               (b)Inthe absence of any agreement,  the applicable  interest rate will be that determined from time to time by the creditor, interest will accrue from day to day, interest will be computed from and including the day when the moneys upon which interest is payable become owing to the creditor by the mortgagor until but excluding the day of payment of those moneys and interest will be calculated on the actual number of days elapsed on the basis of a 365 day year.

          3.2.3The creditor may capitalize any part of any interest which becomes due and owing on demand at the times determined by the creditor and, if no determination is made, on the last day of each month and interest shall be payable in accordance with this document upon capitalized interest.

          3.2.4If the liability of the mortgagor to pay to the creditor any moneys payable under this document becomes merged in any deed, judgement, order or other thing the mortgagor shall pay interest on the amount owing from time to time under that deed, judgment, order or other thing in accordance with this document.

     3.3  Currency of Payment

          3.3.1The mortgagor shall pay the secured money in the currency in which it is payable under any agreement which obliges the mortgagor to pay it and in the absence of agreement in the currency reasonably required by the creditor.

          3.3.2If the creditor accepts a payment under this document in a currency other than that required by Clause

          3.3.1that payment will not satisfy the amount due except to the extent that the creditor could in the ordinary course of its business buy with the payment received the required currency at the time of or within a reasonable time after the payment after the deduction of all costs relating to the purchase.

     3.4  Appropriation

          The creditor may, subject to any express provision in this document to the contrary, appropriate any payment towards the satisfaction of any moneys due by the mortgagor in relation to this document in any way that the creditor requires and notwithstanding any purported appropriation by the mortgagor.

     3.5  Payments in Gross

          The creditor in applying towards satisfaction of the secured money any money received by it shall credit the mortgagor only with that part of those moneys which is actually received by the creditor in immediately available funds.

4.    REPRESENTATIONS AND WARRANTIES

     4.1  List

          The mortgagor represents and warrants that:

          4.1.1if the mortgagor purports to be a corporation, it is duly incorporated in accordance with the laws of Panama validly exists under those laws and has the capacity to sue or be sued in its own name and to own its property;

          4.1.2

               (a)this document is  enforceable  by the  creditor in  accordance with its terms and is not void or voidable;

               (b)any security  interest which this document  purports to create is validly created and has the priority which ft purports to have under this document or any priority agreement between the mortgagor and the creditor;

          4.1.3each authorization from a government body necessary to enable:

               (a)  the  mortgagor  to  perform  its   obligations   under  this
                    document; and

               (b) the creditor to exercise its rights under this document, has been obtained.

          4.1.4the unconditional execution and delivery of and performance by the mortgagor of its obligations under this document does not contravene:

               (a)  a law or directive from a government body;

               (b) if the mortgagor is a corporation, the memorandum and articles of association or other constitutional documents of the mortgagor;

               (c) an agreement or instrument to which the mortgagor is a party; or

               (d)  an obligation of the mortgagor to any other person.

          4.1.5all information given to and each statement made to the creditor relating to this document by or at the direction of the mortgagor is correct, complete and not misleading.

          4.1.6except as notified to the creditor in writing prior to the date of this document:

               (a) no litigation, arbitration or administrative proceeding is now current, pending or, to the knowledge of the mortgagor, threatened which has or is likely to have a material adverse effect;

               (b) there are no encumbrances over the secured property other than permitted encumbrances;

               (c) there is no restriction on or proposal by any government body or any other person to restrict the use of the secured property or to resume the secured property, which has or is likely to have a material adverse effect.

          4.1.7no unremedied or unwaived event of default has occurred;

          4.1.8each Rig agreement is enforceable by the creditor in accordance with its terms and is not void or voidable;

          4.1.9each authorization from a government body necessary to enable:

               (a) the mortgagor unconditionally to execute and deliver and perform its obligations under this document and carry on its principal business or activity; or

                    (b)  the   creditor  to  exercise   its  rights  under  this
                         document, has been obtained.

          4.1.10 all information given to and each statement made to the creditor by or at the direction of the mortgagor in relation to this document is correct, complete and not misleading.

     4.2  General

          4.2.1The   interpretation   of   any   statement   contained   in  any
               representation or warranty shall not be restricted by reference to or inference from any other statement contained in any other representation or warranty.

          4.2.2The  mortgagor  acknowledges  that the  creditor has entered into
               this   document  in  reliance   upon  the   representations   and
               warranties.

          4.2.3Each representation and warranty will survive the execution of this document and be deemed to be repeated with reference to the facts and circumstances then existing whenever any financial accommodation secured by this document is granted by the creditor or any property becomes subject to any security interest created by this document.

5.   GENERAL UNDERTAKINGS

     5.1  Prohibited dealings with variation of other secured indebtedness

          5.1.1The mortgagor shall not cause or permit any person to acquire any interest in the secured property except permitted encumbrances.

          5.1.2The  mortgagor  shall not incur any debt or  monetary  obligation
               (actual or contingent) to a holder, other than the creditor, of a security interest over the secured property the payment of which is secured by that security interest except financial indebtedness incurred as a consequence of that holder granting financial accommodation to the mortgagor or a person whose obligations are guaranteed by the mortgagor to that holder in accordance with an agreement existing at the date of this document:

               (i) which has been fully disclosed to and approved by the creditor; and

               (ii) under  which the  holder  is, at the date of this  document, actually or contingently obliged to grant that financial accommodation.

          5.1.3The mortgagor, subject to Clause 5.1.2 shall not cause or permit any person to acquire any interest in the secured property.

     5.2  Title Documents

          5.2.1

               (i) The mortgagor shall upon the execution of this document by the mortgagor deposit with the creditor the title documents relating to the secured property;

               (ii) The  creditor may have  possession  and control of the title documents unfit the creditor is obliged to release the secured property from the security interest created by this document.

               (iii)The  rights of the  creditor  under  this  Clause  5.2.1 are subject to the rights of the holder of any other encumbrance over the secured property which ranks in priority before any security interest created by this document to have possession of the title documents.

          5.2.2The mortgagor may from time to time and at reasonable times at its request and at its own cost and on payment of the creditors costs and expenses relating to the exercise of the mortgagoes right, inspect and make copies or abstracts of or extracts from, the title documents or other documents relating to the secured property in the possession or under the control of the creditor.

          5.3 Material adverse effect The mortgagor shall use its best endeavors to delay and prevent any occurrence in relation to the secured property which has or is likely to have a material adverse effect.

          5.4  Mortgagor's other obligations

               The mortgagor shall duly perform its obligations in relation to the secured property, including, without limitation, under any encumbrance over the secured property, under any law applicable to the secured property and under any lawful direction from any government body.

          5.5  Creditor's right to entry and assistance

               5.5.1The creditor and its  nominees  may at any  reasonable  time enter on any property owned, used or occupied by the creditor for any purpose related to this document.

               5.5.2The mortgagor shall provide the creditor with all reasonable assistance and facilities to enable the creditor to exercise its rights under this document.

     5.6  Information The mortgagor shall give to the creditor:

          5.6.1full particulars of any event of default or potential event of default immediately after its occurrence;

          5.6.2upon receipt of a copy of any notice or order received from any government body or any other person relating to any proposal in relation to the secured property which if implemented may have or be likely to have a material adverse effect;

          5.6.3as soon as it is commenced or to the knowledge of the mortgagor is threatened, full particulars of any litigation, arbitration or administrative proceeding which affects the mortgagor or the secured property and which may have a material adverse effect.

     5.7  Further assurances

          The mortgagor shall promptly execute any document and do anything else that the creditor from time to time reasonably requires for further or more perfectly:

          5.7.1establishing the priority of this document and stamping and registering it in any jurisdiction that the creditor demands;

          5.7.2giving to the creditor the rights that this document purports to give or which are contemplated by it;

          5.7.3charging the secured property to the creditor.

     5.8  Preservation and Enforcement Default

          5.8.1The mortgagor shall take any action a prudent person would take to preserve and enforce the mortgaged rights.

          5.8.2The mortgagor shall not cause or permit an event of default to occur.

     5.9. Legislation compliance The mortgagor shall:

          5.9.1

               (i) cause the Rig at all times to remain duly registered or licensed if required under any relevant legislation applicable to the Rig either in the name of the mortgagor or any other person who has, with the approval of the creditor, possession or control of the Rig pursuant to a contract of hire or charter and upon demand deliver to the creditor a copy of any certificate of registration or licence;

               (ii) notify any relevant government body of the security interest created by this document;

          5.9.2maintain and keep current any certificates and licences required for the use and operation of the Rig;

          5.9.3 not maintain, use or operate the Rig in violation of:

               (i) any law of any government body which has jurisdiction over the Rig;

               (ii) any  certificate,  licence or  registration  relating to the
                    Rig; and without limitation, comply with all relevant provisions of applicable legislation; and

          5.9.4

               (i) maintain all logs and other records which a prudent owner of the Rig and spare parts would maintain, including, without limitation, those required by relevant legislation to be maintained;

               (ii) promptly   comply  with  any  direction  from  any  relevant
                    government body relating to the Rig;

               (iii)immediately  notify the  creditor  of any  failure to comply with any direction from any relevant government body or any obligations imposed upon the mortgagor under relevant legislation.

     5.10 Rig Maintenance

          The mortgagor shall:

          5.10.1 maintain the Rig and spare parts in good operating condition, ordinary wear and tear excepted, and without limitation, maintain, service, repair, overhaul and test the Rig in accordance with any direction or recommendation from any relevant authority or the Rig's manufacturer;

          5.10.2 not make any equipment changes which may reduce the value, utility or condition of the Rig;

          5.10.3 give by the creditor at 6 monthly intervals and otherwise when required by the creditor a maintenance and servicing schedule for the Rig and upon demand duly completed certificates acceptable to the creditor evidencing completion of the maintenance and servicing contemplated by the schedules; and

          5.10.4 not do anything which will prejudice any rights of the mortgagor or the creditor against any manufacturer or supplier or any person who carries out work on the Rig.

     5.11 Location, Use and Possession The mortgagor shall:

          5.11.1 not cause or permit the Rig to be operated or the secured property to be located:

               (i)  outside Laos or Thailand, or

               (ii) in any area excluded  from coverage by any insurance  except in the case of a requisition by or for an Australian government body, where the mortgagor obtains an indemnity in lieu of the insurance from that Australian government body against the risks and for the amounts covered by the insurance;

          5.11.2 not register the ownership of the secured property under the laws of any country except Panama, Australia or Singapore;

          5.11.3 not use the Rig or spare parts for any purpose other than the conduct of its business of the drilling of oil and gas wells;

          5.11.4 give to the creditor upon demand full particulars of the actual and anticipated whereabouts of the secured property;

          5.11.5 not permit any person to have possession or control of the secured property except as contemplated by this document.

     5.12 Inspection and copies

          5.12.1 The creditor or its representatives may at any reasonable time upon reasonable notice being given, inspect the secured property and carry out any tests of it.

          5.12.2 The mortgagor shall upon demand provide to the creditor copies of any technical records or Rig agreements.

     5.13 Replacement Parts The mortgagor shall promptly replace all parts that are lost, stolen, destroyed, confiscated or unfit for use with replacements which are:

          5.13.1 owned by the mortgagor free of encumbrances (except permitted encumbrances);

          5.13.2 in good condition and fit for the purpose of the parts they replace; and

          5.13.3 of a value not less than those of the parts they replace.

     5.14 Alteration The mortgagor may make any alteration to the Rig which is necessary:

          5.14.1 to comply with the requirements of any relevant government body without limitation, to maintain any certificate, license or registration applicable to the Rig;

          5.14.2 for the proper and efficient use of the Rig by the mortgagor in the ordinary course of its business if the alteration:

               (i) does not lessen the value of the Rig or fitness fo the Rig for the purpose for which it was designed, immediately before the alteration was carried out;

               (ii) meets any requirements of any relevant government body, and

               (iii)does not prejudice the creditors security.

6.   DEFAULT

     Each of the following is an event of default (whether or not cause by anything outside the control of the mortgagor);

     (a) The mortgagor does not pay the secured money in accordance with this document or perform its obligations under Clause 5.1.

     (b) The mortgagor does not perform one of its other obligations under this document and if that default is capable of rectification:

          (i) it is not rectified within 10 business days (or any other longer period agreed by the creditor) of its occurrence; and

          (ii) the mortgagor does not during that period take all action which in the creditor's opinion is necessary or desirable to quickly remedy that default.

     (c) A representation, warranty or statement made or deemed to be made by the mortgagor in this document is untrue or misleading in any material respect.

     (d) This document is void, voidable or otherwise unenforceable by the creditor or is claimed to be so by the mortgagor.

     (e) A security interest which this document purports to create ceases to have the priority which it purports to have under this document or under any agreement between the mortgagor and the creditor or ceases to secure the payment of the moneys or the performance of the obligations which it purports to secure, otherwise than by any act of the creditor;

     (f) A distress, attachment or execution is levied or becomes enforceable against any property of the mortgagor for an amount exceeding $5,000.00 or its equivalent;

     (g)  An authorization from a government body necessary to enable:

          (i)  the mortgagor to perform its obligations under this document; or

          (ii) the creditor to exercise its rights under this document; is withdrawn or terminates.

     (h) An event or series of events, whether related or not, including, without limitation, any material adverse change in the property or financial condition of the mortgagor, occurs which has or is in the creditor's opinion likely to have a material adverse effect.

     (i) Any person who holds a security over the secured property becomes entitled to exercise a right under that security to recover any moneys the payment of which is secured by that security or enforce any other obligation the performance of which is secured by it;

     (j) A default by the mortgagor or any event occurs which is or is deemed to be or is defined as a default by the mortgagor;

     (k)

          (i)  the bankruptcy of the mortgagor;

          (ii) the mortgagor enters into an arrangement or compromise with, or assignment for the benefit, of all or any class of its creditors or members or a moratorium involving any of them;

          (iii)the mortgagor being or staffing that it is unable to pay its debts when they fall due;

          (iv) the appointment of a receiver or receiver and manager in respect of the mortgagor or any of its property;

          (v) an application being made (which is not dismissed or withdrawn within 10 business days) for an order, a resolution being passed or proposed, a meeting being convened or any other action being taken to cause anything described above;

     (l)

          (i) financial indebtedness of the mortgagor in excess of $5,000.00 or its equivalent becomes due and owing or capable of being declared due and owing before its stated maturity other than by the exercise of an option of the mortgagor to pay it before its maturity;

          (ii) an obligation by any person to the mortgagor to provide financial accommodation or to acquire or underwrite financial indebtedness ceases before its stated maturity other than by the exercise of an option of the mortgagor to cancel that transaction;

          (iii)the mortgagor fails to pay when due and owing any financial indebtedness in excess of $5,000.00 or its equivalent; or

     (m)  if the mortgagor is a corporation:

          (i) the appointment of an official manager, provisional liquidator or liquidator in respect of the mortgagor or the dissolution of the mortgagor;

               (a) reduces or attempts to reduce its capital other than by the redemption of preference shares;

               (b) passes or attempts to pass a resolution under Section 188(2) or Section 205(10) of the Corporations Law or any similar or equivalent statutory provision in any other jurisdiction; or

               (c) takes any action to buy shares in itself, other than the insertion in its articles of association of a provision to the effect that the Mortgagor may buy ordinary shares in itself;

          (ii) an event described in Section 461 of the  Corporations Law or any
               similar  or   equivalent   statutory   provision   in  any  other
               jurisdiction occurs in respect of the mortgagor;

          (iii)a share issued by the mortgagor is required to be redeemed or repurchased before its stated maturity other than by the exercise of an option of the issuer to redeem or repurchase;

     (n) the mortgagor ceases or threatens to cease to carry on its business or a substantial part of its business;

     (o) a material part of the mortgaged goods are lost, stolen, damaged or destroyed.

7.   DEFAULT POWERS

     7.1  General

          (a) The creditor may, subject to the operation of any applicable law, at any time after an event of default has occurred, exercise any or all of the rights set out in this Clause 7 in any manner and at any time, notwithstanding that a receiver has been appointed.

          (b) The interpretation of any right set out in this Clause 7 shall not be restricted by reference to or inference from any other right.

     7.2  Acceleration

          If an event of default occurs the creditor may at any time by notice to the mortgagor make:

          (a)  the secured money which is owing; and

          (b) an amount equal to that part of the secured money which is contingently owing by the mortgagor to the creditor, immediately due and owing.

     7.3 Statutory and implied Powers The creditor may exercise all rights capable of being conferred by the statutes and other laws of any relevant Jurisdiction upon mortgagees.

     7.4  Dealings The creditor may:

          (a)  take possession or control of and get in the secured property;

          (b) manage, quietly enjoy and otherwise deal with the secured property;

          (c)

               (i) exercise the rights of the mortgagor and perform its obligations in respect of the secured property and cause and permit any other person to perform their obligations in respect of the secured property;

               (ii) vary,  replace  or  release  any  right or  interest  of the mortgagor or any other person;

          (d) exchange any part of the secured property for any other property and, if there is a difference in value between the property exchanged, give or receive, as the case may be, any moneys or other consideration equal to the difference in value in order to give or receive equal value for the exchange;

          (e) vary, replace, rescind or terminate any agreement relating to the secured property to which it or the mortgagor is a party;

          (f) the creditor may in the exercise of its rights under this Clause 7.4:

               (i) break open any doors, windows, gates, fences or other obstructions and otherwise employ reasonable force against any property of any person; and

               (ii) enter  upon,  occupy and use any  property of or occupied by the mortgagor upon which the mortgaged goods are situated and go to and from that property over other property.

     7.5 Investment of Moneys Any moneys received by the creditor which are not required to be immediately applied in the exercise of any right or pursuant to Clause 10 may be invested in any way authorized by the laws of any relevant jurisdiction for the investment of trust moneys and the creditor may vary or otherwise deal with the investment.

     7.6  Ancillary Powers The creditor may:

          (a) employ or engage any person for the purpose of exercising any of the creditor's rights under this Clause 7;

          (b) commence, defend, prosecute, settle, discontinue and compromise litigation, administrative or arbitral proceedings relating to the secured property;

          (c) give receipts for and satisfy, release, or compromise any debt or other obligation owed to or by the mortgagor in relation to the secured property;

          (d) enter into and execute and deriver documents and agreements relating to the exercise of its rights under this Clause 7;

          (e) delegate to any person any right (including this right of delegaton) under this Clause 7; and do anything incidental or conducive to the exercise of any of its rights under this Clause 7.

     7.7  Receivers The creditor may:

          (a) either before or after it has taken possession of the secured property appoint in writing:

               (i) any one or more persons to be a receiver and manager of the secured property or a part of it; or

               (ii) different  receivers or receivers and managers for different parts of the secured property;

     (b) if more than one person is appointed as receiver of any property, the creditor may appoint them jointly or jointly and severally;

     (c) remove the receiver and appoint another if the receiver is removed, retires or dies and, in the case of removal or retirement reappoint that receiver; and

     (d)  fix the remuneration of the receiver.

8.   RECEIVERS

     8.1 Agent The creditor may appoint a receiver who will be the agent of either:

          (a) the mortgagor, who alone shall be responsible for the receiver's acts and omissions and remuneration; or

           (b)  the creditor.

      8.2  Powers

           (a) A receiver shall have the right in relation to any property of which the receiver is appointed to do everything that the mortgagor may lawfully authorize an agent to do on behalf of the mortgagor in relation to that property and, without limitation, a receiver may in relation to that property exercise;

               (i) the rights capable of being conferred upon receivers and receivers and managers by the Corporations Law or any similar or equivalent statutory provision in any other Jurisdiction and statutes and laws of any relevant Jurisdiction;

               (ii) the rights of the creditor  under this  document  except the right to accelerate payment of the secured money and the right to appoint a receiver;

               (iii)the  rights of the  mortgagor  and,  if the  mortgagor  is a corporation, the directors of the mortgagor; and

               (iv) any other  rights the  creditor  may by written  notice to a receiver give to a receiver.

          (b) The creditor may by written notice to a receiver at the time of a receivers appointment or any subsequent times give any rights to or limit any rights of a receiver.

9.   EXERCISE OF DEFAULT RIGHTS

     9.1 No Hindrance The mortgagor shall not cause or permit the creditor, a receiver or an attorney to be prevented or hindered from exercising its rights under this document.


     9.2  Mortgagee in possession

          (a) If the creditor, a receiver or an attorney exercises its rights under this document or takes possession of the secured property, it will not be liable to account as mortgagee or chargee in possession.

          (b) If the creditor has taken possession of the secured property it may give up possession of the secured property at any time.

          (c) The obligations of the mortgagor under this document relating to the secured property shall not be affected by the creditor, any receiver or any attorney taking possession of the secured property.

      9.3  Exclusion of Legislation

           (a) The provisions implied in securities by any statute will for the purposes of this document be negatived or varied only so far as they are inconsistent with the provisions of this document and are otherwise varied so as to become consistent with this document.

           (b) Any statutory restrictions (other than mandatory restrictions) upon any right of the creditor, receiver or attorney to deal with the secured property will not apply to the rights of those persons under this document.

     9.4  Default Notice

          (a) The mortgagor and the creditor, to the extent that any applicable law permits, dispense with:

               (i) any notice to the mortgagor (including, without limitation, any notice identifying a default by the mortgagor, giving a period to rectify it and staffing that the power to sell the secured property, appoint a receiver to the secured property or take possession of the secured property can be exercised if the default is not rectified); or

               (ii) any lapse of time (including,  without limitation,  a period to rectify a default), prescribed by any statute or rule of law or equity and which would otherwise be required to be given or allowed before the creditor exercises its rights relating to an event of default.

          (b) If an applicable law requires notice to be given or a lapse of time before any right can be exercised, then if no particular period of notice or lapse of time is required, the period of notice or lapse shall be one day.

10.   APPLICATION OF MONEY

      10.1 Method
           The remedy proceeds shall, subject to any mandatory statutory requirements, be applied or paid by the creditor, any receiver or any attorney as follows:

          (a) first, towards any moneys owing (actually or contingently) by the mortgagor to any person who is, in the creditors opinion, the holder of any security interest ranking in priority before any security interested created by this document to the extent that their security interest secures the payment of those moneys in priority before the secured money;

          (b)  secondly:

               (i) towards the secured money which is then due and owing and, if any secured money is contingently owing or owing but not due, in accordance with Clause 10.5 and the remedy proceeds shall be appropriated between, those categories of secured money as the creditor requires; and

               (ii) to any person who is in the creditors  opinion the holder of any security interest in the secured property which ranks equally with any security interest created by this document to the extent that their security interest secures the payment of those moneys equally with the secured money;

          (c) thirdly, towards any moneys owing (actually or contingently) by the mortgagor to any person who in the creditors opinion is the holder of any security interest in the secured property which ranks in priority after any security interest created by this document to the extent that their security interest secures the payment of those moneys in priority after the secured money; and

          (d) fourthly, to any person entitled to the secured property or authorized to give receipts for those moneys.

     10.2 Creditor's certificate and disputes

          (a) The creditor may rely upon a certificate issued by any person who claims to be entitled to receive any of the remedy proceeds to the effect that moneys are owing (actually or contingently) by the mortgagor to it and stating the amount owing (actually or contingently) without being obliged to make any further inquiry.

          (b) If there is any dispute between any persons (other than the creditor) as to who is entitled to receive the remedy proceeds, the creditor may pay those moneys into court and if that is done the creditor will have no further obligations in relation to those moneys.

     10.3 No interest or remedy proceeds The creditor is not obliged to pay interest to any person upon the remedy proceeds.

     10.4 Payment into bank account If the creditor pays any moneys into a bank account in the name of any person to whom the creditor is obliged to pay moneys under Clause 10.1 and notifies that person of the particulars of the account the creditor will have no further obligations- in relation to those moneys;

     10.5 Contingent Debts If part of the secured money is in the opinion of the creditor contingently owing or owing but not due and the creditor receives any moneys pursuant to this document the creditor may:

          (a) pay those moneys into a suspense account and hold them to secure the payment of the secured money; and

          (b) at any time appropriate any moneys in the suspense account towards the satisfaction of any moneys due by the mortgagor to the creditor in any way that the creditor requires, and when the secured money is satisfied in full or the creditor no longer holds that opinion, the creditor shall pay the balance to any person entitled to the secured property or authorized to give receipts for those moneys.

11.  THIRD PARTY DEALINGS

     11.1 Creditor's receipts and discharges The creditor may give valid discharges and receipts for any moneys payable by any third party in respect of any exercise of a right by the creditor, any receiver or any attorney.

     11.2 No duty to inquire

          (a) Any person dealing with the creditor, any receiver or any attorney in relation to the exercise by any of them of a right under this document shall not be concerned to inquire whether:

               (i)  any event of default has occurred;

               (ii) the receiver or attorney is properly appointed;

               (iii)the right is  otherwise  properly  exercised by that person;
                    and

               (iv) any money's paid by it to the creditor, receiver or attorney are properly applied, and the title of that person to any property acquired by it from the creditor, receiver or attorney, shall not be adversely affected by any improper exercise of the right or application of moneys by the creditor, any receiver or any attorney.

          (b)  The benefit of Clause

     11.2

          (a) is held on trust for the benefit of the creditor and each person dealing with the creditor, any receiver or any attorney.

12.  COSTS AND EXPENSES

     12.1 General The mortgagor shall pay and if paid by the creditor reimburse to the creditor:

          (a) the creditor's reasonable costs and expenses relating to this document, including, without limitation, those which the mortgagor is liable to pay under any applicable law and those in relation to:

               (i)  the  negotiation,   preparation,   execution,  stamping  and
                    registration of this document;

               (ii) any consent, request for consent, communication,  the waiver of any right or the variation or replacement of this document;

               (iii)the exercise or attempted  exercise or the  preservation  of any rights of the creditor under this document;

               (iv) any event or default or potential event of default; and

               (v) the creation, lodgment, registration or release of or any dealing relating to any encumbrance, including any security interest created by this document, over the secured property; and

          (b) any taxes and registration or other fees (and fines and penalties relating to the taxes and fees) which are payable or are assessed by a relevant government body to be payable in relation to this document, any document contemplated by it or any transaction contemplated by it.

     12.2 Legal costs

          A REFERENCE TO COSTS AND EXPENSES IN THIS DOCUMENT INCLUDES, WITHOUT LIMITATION, LEGAL COSTS AND EXPENSES ON A FULL INDEMNITY BASIS.

     12.3 Acts at mortgagor's expense

          ANYTHING WHICH THIS DOCUMENT STATES IS TO BE DONE BY EITHER THE CREDITOR OF THE MORTGAGOR IS TO BE DONE AT THE MORTGAGOR'S EXPENSE.

     12.4 Remuneration

          THE CREDITOR, ANY RECEIVER AND ANY ATTORNEY SHALL BE REMUNERATED BY THE MORTGAGOR FOR ANY SERVICES RENDERED BY THEM IN RELATION TO THE EXERCISE OF ANY RIGHT UNDER THIS DOCUMENT AND THE RATE OF THE REMUNERATION AND THE MANNER OF PAYMENT WILL BE THAT DETERMINED BY THE CREDITOR.

13.  INDEMNITIES

     13.1 General

          The mortgagor indemnifies the creditor and each receiver and attorney and their respective representatives and the representatives of the creditor against any liability, loss, cost or expense caused or contributed to by any event of default or the exercise or attempted exercise of any right by the creditor, any receiver or any attorney under this document.

     13.2 Independence and survival

          Each indemnity in this document is a continuing obligation, separate and independent from the other obligations of the mortgagor and survives the termination of this document.

     13.3 Currency deficiency

          If there is any deficiency between:

          (a) an amount payable by the mortgagor under this document which is received by the creditor in a currency other than the currency payable under this document because of a judgment, order, bankruptcy or otherwise; and

          (b) the amount produced by converting the payment received from the currency in which it was paid into the currency in which it was agreed to be paid, the mortgagor shall pay to the creditor the deficiency and any loss, cost or expense resulting from it.

14.  ATTORNEY

     14.1 Appointment and powers The mortgagor irrevocably appoints the creditor its attorney with the right to do everything that the mortgagor may lawfully authorize an agent to do in respect of the secured property.

     14.2 General

          (a) Any attorney may exercise its rights notwithstanding that the exercise of the right constitutes a conflict of interest or duty.

          (b) The mortgagor shall ratify any exercise of a right by an attorney.

          (c) The power of attorney is granted for valuable consideration (receipt of which is acknowledged by the mortgagor) and to secure the performance of the obligations of the mortgagor to the creditor under this document and any proprietary interests of the creditor under this document.

15.  MISCELLANEOUS

     15.1 Set-Off

          The creditor may:

          (a) set-off against the secured money any debt due and owing by the creditor to the mortgagor, including, without limitation, any moneys in any currency held by the creditor for the account of the mortgagor in any place; and

          (b) if the debt due and owing by the creditor to the mortgagor is payable in a currency other than that in which the debt due and owing by the mortgagor to the creditor is payable, convert the creditors debt into the currency in which the mortgagor's debt is payable by applying an exchange rate determined by the creditor.

     15.2 Creditor's determination

          (a) If any matter related to this document is to be resolved by the determination or opinion of the creditor or an attorney or receiver-.

               (i) the determination or opinion of the creditor, attorney or receiver will be binding upon the mortgagor if it is reasonable;

               (ii) the  creditor,  attorney  or receiver is not obliged to give the reasons for a determination or opinion; and

               (iii)the  mortgagor  will  have  the  -onus  of  proving  that  a determination or opinion of the creditor, attorney or receiver is unreasonable.

          (b) A determination or an opinion of an authorized representative of the creditor, which is given to the mortgagor or otherwise expressed or acted upon by the creditor as being a determination or an opinion of the creditor will be deemed to be a determination or opinion of the creditor.

     15.3 Rights cumulative The rights of the creditor in respect of this document are cumulative and in addition to any other rights of the creditor.

     15.4 Variation No variation or waiver of, or any consent to any departure by a party from, a provision of this document is effective unless it is confirmed in writing signed by the creditor and then that variation, waiver or consent is effective only in circumstances for which it may be made or given.

     15.5 Liability of parties If any party to this document consists of more than one person then the liability of those persons under this document is a joint liability of all those persons and a separate liability of each of them.

     15.6 Severance If any provision of this document is unenforceable in accordance with its terms., other provisions which are self-sustaining and capable of separate enforcement with regard to the unenforceable provision, are and continue to be, enforceable in accordance with their terms.

     15.7 Governing law and jurisdiction This document is governed by, and is to be construed in accordance with, the laws of Australia and the parties submit to the non-exclusive jurisdiction of the courts of Australia and any court hearing appeals from those courts.

16.  NOTICE

     16.1 General Any notice, demand, certification or other communication under this document shall be given in writing and in the English language and may be given by an authorized representative of the sender.

     16.2 Method of giving notices A communication required or permitted to be given by any party to another under this document must be in writing and is treated as being duly given if it is:

          (a)  left at that party's address;

          (b)  sent by pre-paid mail to that party's address;

          (c)  transmitted by telex to that party's address; or

          (d)  transmitted by facsimile to that party's address.

     16.3 Time of receipt A communication given to a party in accordance with this Clause 16 is treated as having been duly given and received:

          (a) when delivered (in the case of it being left at that party's address);

          (b) on the third business day after posting (in the case of it being sent by pre-paid mail;

          (c) on the business day after transmission (in the case of it being given by facsimile and sent to the facsimile receiver number of that party and no intimation having been received that the notice had not been received, whether that intimation comes from that party or from the operation of facsimile machinery or otherwise).

     16.4 Address of parties For the purposes of Clause 16, the address of a party is the address set out below or another address which that party may from time to time notify each other party:

The Mortgagor:          TD INTERNATIONAL SA
Address:                35  Gul  Crescent,   Singapore  629544
Facsimile:
Attention:              David Munns

The Creditor:           HEMLEY EXPLORATION PTY LTD
Address:                174 Greenhill  Road,  Parkside SA 5063
Facsimile:
Attention:              John Naylor

IN WITNESS WHEREOF, the parties have duly executed this DEED by their authorized representatives respectively, as of the day and year first written

TD INTERNATIONAL SA            HEMLEY EXPLORATION PTY LTD

By:/s/ D.A. Munns                   By:/s/ J.L. Naylor

Name: D.A. Munns                    Name: J.L. Naylor

Title: Director                     Title: Director

Date: 23/10/98                      Date: 14 October 1998